UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 31, 1996
                                                        -----------------





                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         Massachusetts               1-5075                 04-2052042
        ---------------      ------------------------   -------------------
        (State or other      (Commission File Number)   (IRS Employer
        jurisdiction of                                 Identification No.)
        incorporation)



        45 William Street, Wellesley, Massachusetts              02181
        -----------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)





                                 (617) 237-5100
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              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events

On December 23, 1996, EG&G, Inc. (the Company) announced that the Company and its subsidiary, EG&G Astrophysics, have reached a settlement agreement with Lunar Corporation and the University of Alabama's Birmingham Research Foundation relating to litigation concerning dualenergy baggage security scanners. Under the agreement, the injunction issued in the case is lifted and EG&G Astrophysics is no longer enjoined from manufacturing, marketing and servicing its product line covered by the injunction in the United States.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   EG&G, Inc.



                                   By /s/ John F. Alexander, II
                                      -----------------------------
                                      Senior Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)





Date: December 31, 1996
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